SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 4, 2000

Residential Asset Securities Corporation (as company under a Pooling and Servicing Agreement dated as of November 1, 1999 providing for, inter alia, the issuance of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 1999-KS4)

                    Residential Asset Securities Corporation

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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              Delaware               333-84939              75-2006294

    ============================= ================= ===========================
        (STATE OR OTHER           (COMMISSION          (I.R.S. EMPLOYER
         JURISDICTION OF           FILE NUMBER)       IDENTIFICATION NO.)
         INCORPORATION)

          8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437

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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (612) 832-7000

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         Exhibit Index Located on Page 2


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Items 1 through 4 and Items 6 through 8 are not  included  because  they are not applicable.

ITEM 5. OTHER EVENTS.

        This Current Report on Form 8-K is being filed to report Amendment No. 1 dated as of January 1, 2000 to the Pooling and Servicing Agreement dated as of November 1, 1999 among Residential Asset Securities Corporation, as company, Residential Funding Corporation, as master servicer, and Bank One, National Association, as trustee.

                                                              Sequentially
                                                                  Numbered
Exhibit                                                            Exhibit
NUMBER                                                                PAGE

10.1 Amendment No. 1 dated as of January 1, 2000 to the Pooling and Servicing Agreement, dated as of November 1, 1999 among Residential Asset Securities Corporation, as company, Residential Funding Corporation, as master servicer, and Bank One, National Association, as trustee.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  RESIDENTIAL ASSET SECURITIES CORPORATION

                                           BY:  /S/ JULIE STEINHAGEN
                                         Name:  Julie Steinhagen
                                        Title:  Vice President

Dated: February 4, 2000


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                                  Exhibit 10.1

               Amendment No. 1 to Pooling and Servicing Agreement



                                 EXECUTION COPY

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                    RESIDENTIAL ASSET SECURITIES CORPORATION

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                                   Depositor,

                         RESIDENTIAL FUNDING CORPORATION

                                Master Servicer,

                                       and

                         BANK ONE, NATIONAL ASSOCIATION

                                     Trustee

                                ----------------


                           AMENDMENT NO. 1 dated as of

                             January 1, 2000 to the

                         Pooling and Servicing Agreement

                          Dated as of November 1, 1999

                                ----------------


           Home Equity Mortgage Asset-Backed Pass-Through Certificates

                                 Series 1999-KS4

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 ==============================================================================




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        AMENDMENT NO. 1, dated as of January 1, 2000,  among  RESIDENTIAL  ASSET
SECURITIES CORPORATION, as depositor, (the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer, (the "Master Servicer") and BANK ONE, NATIONAL ASSOCIATION as trustee, (the "Trustee") to that certain Pooling and Servicing Agreement dated as of November 1, 1999 (the "Pooling and Servicing Agreement").

        WHEREAS, the Depositor, the Trustee and the Master Servicer entered into a Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1999, relating to the issuance of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 1999-KS4; and

        WHEREAS, Section 11.01 of the Pooling and Servicing Agreement permits the Pooling and Servicing Agreement to be amended from time to time by the Depositor, the Master Servicer and the Trustee, with the consent of the Insurer and without the consent of the Certificateholders to correct or supplement any provisions therein which may be inconsistent; and

     WHEREAS, the parties hereto wish to amend the Pooling and Servicing Agreement to correct an inconsistent provision;

        NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

        2. The second paragraph of Section 2.02 of the Pooling and Servicing Agreement is hereby amended by deleting such paragraph in its entirety and replacing it with the following:

               "If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly notify the Master Servicer and the Depositor; provided, that if the Mortgage Loan related to such Mortgage File is listed on Schedule A of Exhibit One of the Custodial Agreement, no notification shall be necessary. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Depositor and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. If such omission or defect materially and adversely affects the interests in the related Mortgage Loan of the Certificateholders or the Insurer, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from REMIC I or REMIC II, as applicable, at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined



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in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within
90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders (except for the Insurer's rights, under the Insurance Agreement). Notwithstanding the foregoing, it is understood and agreed that the Master Servicer shall use its best efforts to substitute, within 60 days of the Closing Date, Qualified Substitute Mortgage Loans to replace any of the Mortgage Loans identified in Schedule I hereto with respect to which any documents or documents constituting a part of the Mortgage File are missing or defective in any material respect if the Master Servicer cannot cure such omission or defect within such 60 day period."

        3. The parties hereto shall execute such documents, and take such other action, as may be required to effectuate the intent of this Amendment No. 1.

        4. Except as otherwise set forth herein, the Pooling and Servicing Agreement shall continue in full force and effect in accordance with its terms.

        5. This Amendment No. 1 may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original; such counterparts, together, shall constitute one and the same agreement.

        6. This Amendment No. 1 shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        7. All other provisions of the Pooling and Servicing Agreement are hereby affirmed in all respects.


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               IN  WITNESS  WHEREOF,  the  parties  hereto  have  executed  this
Amendment No. 1 to the Pooling and Servicing Agreement as of the day and year first above written.

                                    RESIDENTIAL ASSET SECURITIES CORPORATION

                                        BY:     /S/ JULIE STEINHAGEN
                                        Name:   Julie Steinhagen
                                        Title:  Vice President

                                    RESIDENTIAL FUNDING CORPORATION

                                        BY:     /S/ TIMOTHY PILLAR
                                        Name:   Timothy Pillar
                                        Title:  Director

                                    BANKONE, NATIONAL ASSOCIATION, as Trustee

                                        BY:     /S/ R. TARNAS
                                        Name:   R. Tarnas
                                        Title:  Vice President

Consented to:

AMBAC ASSURANCE CORPORATION

     BY:    /S/ THOMAS J. ADAMS
     Name:  Thomas J. Adams
     Title: First Vice President



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